UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2017

EVIO, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-12350	47-1890509
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

62930 O.B. Riley Rd #300 Bend, OR	97703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

SIGNAL BAY, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 6, 2017 (the “Effective Date”), EVIO, Inc. (the “Company”) entered into a Transfer Agreement (the “Transfer Agreement”) with PalliaTech, Inc., a Delaware corporation (“PalliaTech”) and PhytaTech CO, LLC, a Colorado limited liability company (“PhytaTech”, together with PalliaTech, the “Transferor Parties”) in order to (i) sell, assign and transfer to the Company, pursuant to the terms of the Transfer Agreement, all of the right, title and interest of PalliaTech and, as applicable, of PhytaTech (collectively, the “Rights”), in and to that certain License Agreement dated May 17, 2016 by and among CannaSys, Inc., a Colorado corporation, the Transferor and PhytaTech (the “CannaSys License Agreement”) and that certain Assignment Agreement dated July 26, 2016 between PhytaTech as assignor and the Transferor (the “LIMS Assignment Agreement”, together with the CannaSys License Agreement, the “License Agreements”) pursuant to the Second Assignment to the LIMS Assignment Agreement dated as of the Effective Date (the “Second LIMS Assignment Agreement”) and an assignment of the CannaSys License Agreement dated as of the Effective Date (the “CannaSys Assignment Agreement” and together with the Second LIMS Assignment Agreement, the “Assignment Agreements”), respectively, and (ii) cancel that certain Convertible Unsecured Promissory Note in the principal amount of $1,000,000 issued on May 14, 2014 by PhytaTech in favor of PalliaTech (the “Existing PalliaTech Note”), collectively (the “Transaction”).

The Company acquired the Rights from the Transferor Parties in exchange for aggregate consideration of $500,000 in cash to PalliaTech.

In consideration for the issuance by the Company of the New PalliaTech Note (as defined below), PhytaTech issued to the Company a secured promissory note in the principal amount of $1,300,000, dated as of the Effective Date (the “PhytaTech Note”), secured by certain assets of PhytaTech in accordance with the terms and conditions of that certain Security Agreement by and between the Company and PhytaTech, dated as of the Effective Date (the “PhytaTech Security Agreement”).

The PhytaTech Note accrues interest at a rate of 8% annually, with all principal and any accrued and unpaid interest due and payable in full on the 1 year anniversary of the Effective Date. The repayment of all principal and accrued and unpaid interest is secured by a first priority interest in PhytaTech’s assets as set forth in the PhytaTech Security Agreement. An Event of Default will occur under the PhytaTech Note if (i) PhytaTech fails to pay any amounts due under the Note within 5 business days from when it is due; (ii) PhytaTech defaults in the performance of any term, covenant, agreement, condition, undertaking or provision of the Transfer Agreement; or (iii) PhytaTech is involved in a bankruptcy action, is generally not paying, shall be unable to pay, or shall admit in writing its inability to pay its debts as they become due, or make a general assignment for the benefit of its creditors. In the event of such a default the Company may declare all amounts under the PhytaTech Note immediately due and payable in cash and will be entitled to reimbursement of its reasonable costs and expenses related to collection of all amounts owing in connection thereof, assuming PhytaTech fails to cure a default within a period of 5 business days.

The Company financed the Transaction pursuant to the finance arrangements described in Item 2.03 below.

The foregoing is a summary of the Transfer Agreement, the Assignment Agreements, the PhytaTech Note and the PhytaTech Security Agreement and is qualified in its entirety by reference to the Transfer Agreement, the Assignment Agreements, the PhytaTech Note and the PhytaTech Security Agreement which are filed as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K (this “Current Report”) and are incorporated herein by reference.

The information provided in response to Item 2.03 of this Current Report with respect to the New PalliaTech Note and the PalliaTech Security Agreement (as defined below), is incorporated by reference into this Item 1.01.

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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On September 6, 2017, the Company acquired the Rights pursuant to the Transfer Agreement. The consideration to be paid for the Rights included an aggregate of (A) $500,000 in cash; and (B) the New PalliaTech Note (as defined below). The information disclosed in Item 1.01 of this Current Report is incorporated herein by reference.

Other than in respect of the Transaction, there is no material relationship between the Transferor Parties and the Company or any of its affiliates, or any director or officer of the Company, or any associate of any such director or officer.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

In exchange for the cancellation by PalliaTech of the Existing PalliaTech Note pursuant to the Transfer Agreement, the Company issued a secured promissory note in the principal amount of $1,000,000 dated as of September 6, 2017 (the “New PalliaTech Note”), secured by certain assets of the Company in accordance with the terms and conditions of that certain Security Agreement by and between the Company and PalliaTech, dated as of the Effective Date (the “PalliaTech Security Agreement”).

The information disclosed in Item 1.01 of this Current Report is incorporated herein by reference.

The New PalliaTech Note accrues interest at a rate of 8% annually, with all principal and any accrued and unpaid interest due and payable in full on the date that is 10 months from the Effective Date. The repayment of all principal and accrued and unpaid interest is secured by a first priority interest in the Company’s assets as set forth in the PalliaTech Security Agreement. An Event of Default will occur under the New PalliaTech Note if (i) the Company fails to pay any amounts due under the Note within 5 business days from when it is due; (ii) the Company defaults in the performance of any term, covenant, agreement, condition, undertaking or provision of the Transfer Agreement; or (iii) the Company is involved in a bankruptcy action, is generally not paying, shall be unable to pay, or shall admit in writing its inability to pay its debts as they become due, or make a general assignment for the benefit of its creditors. In the event of such a default PalliaTech may declare all amounts under the New PalliaTech Note immediately due and payable in cash and will be entitled to reimbursement of its reasonable costs and expenses related to collection of all amounts owing in connection thereof, assuming the Company fails to cure a default within a period of 5 business days.

The foregoing is a summary of the New PalliaTech Note and the PalliaTech Security Agreement and is qualified in its entirety by the full text of such agreements, each of which are attached hereto as Exhibit 10.5 and Exhibit 10.6, respectively, and are incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
2.1

Transfer Agreement by and among PalliaTech, Inc., PhytaTech CO, LLC, and the Company, dated September 6, 2017. The exhibits to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K and the registrant undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the Commission.

10.1	Second LIMS Agreement, dated as of September 6, 2017, by and between the Company, and PalliaTech, Inc.
10.2	CannaSys Assignment Agreement, dated as of September 6, 2017, by and among the Company, PalliaTech, Inc. and PhytaTech CO LLC.
10.3	PhytaTech Note, dated as of September 6, 2017.
10.4	PhytaTech Security Agreement, dated as of September 6, 2017, by and between the Company and PhytaTech CO, LLC.
10.5	New PalliaTech Note, dated as of September 6, 2017.
10.6	PalliaTech Security Agreement, dated as of September 6, 2017, by and between the Company and PalliaTech, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVIO, INC.

Date: September 8, 2017	By:	/s/ William Waldrop
	Name:	William Waldrop
	Title:	Chief Executive Officer

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Exhibit Index

Exhibit No.	Description
2.1

Transfer Agreement by and among PalliaTech, Inc., PhytaTech CO, LLC, and the Company, dated September 6, 2017. The exhibits to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K and the registrant undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the Commission.

10.1	Second LIMS Agreement, dated as of September 6, 2017, by and between the Company, and PalliaTech, Inc.
10.2	CannaSys Assignment Agreement, dated as of September 6, 2017, by and among the Company, PalliaTech, Inc. and PhytaTech CO LLC.
10.3	PhytaTech Note, dated as of September 6, 2017.
10.4	PhytaTech Security Agreement, dated as of September 6, 2017, by and between the Company and PhytaTech CO, LLC.
10.5	New PalliaTech Note, dated as of September 6, 2017.
10.6	PalliaTech Security Agreement, dated as of September 6, 2017, by and between the Company and PalliaTech, Inc.

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